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                           CUTLER WORKING CAPITAL FACILITY
                             SUBORDINATED LOAN AGREEMENT


     THIS SUBORDINATED LOAN AGREEMENT (this "AGREEMENT") is entered into as of July 20, 1998, among EIP MICROWAVE, INC., a Delaware corporation (the "COMPANY"), and JAMES N. CUTLER, JR. (the "LENDER").

                                  R E C I T A L S

     A. The Company desires to obtain the commitment of the Lender to advance up to a maximum of $500,000 to the Company, and the Lender is willing to make such commitment on the terms and conditions set forth in this Agreement.

     B. As a condition to the initial advance of any funds by the Lender to the Company, the Company is required to issue to the Lender a subordinated note evidencing the obligation of the Company to repay such advances and interest thereon, and to issue a warrant certificate evidencing the right of the Lender to acquire shares of common stock of the Company, and to grant a security interest in the assets of the Company to the Lender, in each case, on the terms and subject to the conditions set forth in this Agreement.

     C. The Lender is willing to subordinate his right to repayment of the advances made to the Company by the Lender and interest thereon to the rights of the holders of any senior indebtedness of the Company with a financial institution and to any seller financing in connection with a strategic acquisition by the Company, in each case, whether currently existing or created in the future.

                                 A G R E E M E N T

     NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.  DEFINITIONS

     1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

     "ADVANCE" means an advance by the Lender to the Company pursuant to
Section 2.

     "AFFILIATE" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and '"under common control with"), as used with respect to any Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether in the capacity of officer or director of such Person, through the ownership of securities, by agreement or otherwise.

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     "BORROWING" means a borrowing consisting of advances made on the same day by the Lender.
     "BUSINESS DAY" means the date of the year on which banks are not required or authorized to close in California or Oregon.

     "CLOSING DATE" means the date on which the conditions set forth in
Section 3 applicable to the making of the initial advances under this Agreement have been fulfilled and such initial advances are made.

     "COMMITMENT" has the meaning specified in Section 2.1.

     "COMMITMENT TERMINATION DATE" means July 1, 1999, subject to a one year extension if both parties mutually agree and the Company is not in default of its obligations under the Note.

     "COMMON STOCK" means, with respect to the Company, the Common Stock, par value $0.01, of the Company.

     "DEFAULT" means any event which is, or after notice or passage of time would be, a Event of Default.

     "DOCUMENTS" means this Agreement, the Note, the Warrant, the Security Agreement, and any other subordination agreements or other agreements relating to the Note, the Warrant or this Agreement whether entered into on the date hereof or hereafter, collectively, together with any exhibits, schedules or other attachments thereto.

     "INDEBTEDNESS" means, with respect to any Person, the aggregate amount of the following: (a) all obligations for borrowed money; (b) all obligations evidenced by bonds, debentures, notes or other similar instruments; (c) all obligations to pay the deferred purchase price of property or services, except trade payables, accrued commissions and other similar accrued current liabilities in respect of such obligations, in any case, not overdue, arising in the ordinary course of business; (d) all capitalized lease obligations; (e) all obligations or liabilities of others secured by a Lien on any asset owned by such Person or Persons whether or not such obligation or liability is assumed;
(f) all obligations of such Person or Persons, contingent or otherwise, in respect of any letters of credit or bankers' acceptances; and (g) all guaranties.

     "LIEN" means any mortgage, pledge, lien, encumbrance or claim affecting title or resulting in a charge against real or personal property, or security interest of any kind (including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell and any financing statement under the Uniform Commercial Code or equivalent statute of any jurisdiction).

     "MATURITY DATE" means July 1, 1999, subject to a one year extension if both parties mutually agree and the Company is not in default of its obligations under the Note.

     "PERMITTED LIEN" means any financing statement on file on the date hereof, and any continuations thereof, securing the Company's existing obligations on the date hereof, any Lien

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securing any Senior Indebtedness or any lease and any other Liens approved in writing by the Lender.

     "PERSON" means an individual, partnership, corporation, trust or unincorporated organization or a government or agency or political division thereof.

     "SENIOR INDEBTEDNESS" means any Indebtedness of the Company from the extension of credit by a financial institution or any seller financing in connection with a strategic acquisition by the Company, in each case, whether currently existing or created in the future.

SECTION 2.     AMOUNTS AND TERMS OF THE ADVANCES

     2.1 ADVANCES. The Lender agrees, on the terms and conditions set forth in this Agreement, to make Advances to the Company from time to time on any Business Day during the period from July 1, 1998 until the Commitment Termination Date in an aggregate amount not to exceed at any time outstanding $500,000 (the "COMMITMENT"). Each Borrowing shall be in an aggregate amount not less than $10,000 or an integral multiple of $10,000 in excess thereof. Amounts borrowed by the Company and prepaid pursuant to Section 2.4 may be reborrowed under this Section 2.1.

     2.2 MAKING THE ADVANCES. Each Borrowing shall be made on notice, given not later than 5:00 P.M. on the third Business Day prior to the date of the proposed Borrowing, by the Company to the Lender. Such notice of a Borrowing (a "NOTICE OF BORROWING") shall be sent by facsimile to the Lender, specifying therein the requested date of such Borrowing and the aggregate amount of such Borrowing. The Lender shall, before 5:00 P.M. on the date of such Borrowing, make such Borrowing available to the Company at its address, upon fulfillment of the applicable conditions set forth in Section 3.

     2.3 REDUCTION OF THE COMMITMENTS. The Commitment of the Lender shall be reduced to zero on the Commitment Termination Date.

     2.4 REPAYMENT AND PREPAYMENT OF ADVANCES. The Company shall repay the principal amount of each Advance owing to the Lender on the Maturity Date. The Company may prepay the outstanding principal amounts of the Advances, in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; PROVIDED, HOWEVER, that each partial prepayment shall be in an aggregate principal amount not less than $10,000 or an integral multiple of $10,000 in excess thereof.

     2.5 INTEREST. The Company shall pay interest on the unpaid principal amount of each Advance owing to the Lender from the date of such Advance until such principal amount shall be paid in full, at the prime rate published from time to time by The Wall Street Journal, plus two percent (2%) per annum. Interest shall be payable on the first Business Day of each calendar month during the term of this Agreement and on the Maturity Date.

     2.6 PAYMENTS AND COMPUTATIONS. The Company shall make each payment hereunder not later than 5:00 P.M. on the date when due in U.S. dollars to the Lender at its address referred to herein. All computations of interest shall be made on the basis of a year of 365 days for the

                                      3

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actual number of days (including the first day but excluding the last day)
occurring for which interest is payable.   Whenever any payment hereunder
shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.
SECTION 3.  CONDITIONS

     3.1 CONDITIONS PRECEDENT TO INITIAL ADVANCES. The obligation of the Lender to make its initial advance is subject to the conditions precedent that the Lender shall have received the following, each dated the Closing Date (unless otherwise specified), in form and substance satisfactory to the Lender:

               (a) A Subordinated Note for the Lender, duly executed by the Company, in substantially the form of EXHIBIT A (the "NOTE"), and in a principal amount equal to the Commitment of the Lender.

               (b) A Warrant Certificate for the Lender, duly executed by the Company, in substantially the form of EXHIBIT B hereto (the "Warrant"), and for 100,000 shares of Common Stock (the "WARRANT SHARES").

               (c) A Security Agreement, duly executed by the Company, in substantially the form of EXHIBIT C hereto (the "SECURITY AGREEMENT"), together with proper Financing Statements (Form UCC-1) for filing under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Lender, desirable or required to perfect the security interests created by the Security Agreement.

     3.2 ADDITIONAL CONDITIONS PRECEDENT TO EACH ADVANCE. It shall be an additional condition precedent to each Advance under this Agreement, before and after giving effect thereto and the application of the proceeds therefrom:

          (a)  The representations and warranties of the Company contained in
     Section 4 of this Agreement are correct on and as of the date of such Advance as though made on and as of such date.

          (b) No event has occurred and is continuing, or would result from such Advance that constitutes a Default.

The giving of each notice of Borrowing and the receipt of the proceeds of each Advance referred to therein, shall each constitute a representation and warranty by the Company that each of the statements in Section 3.2(a) and (b) shall be true as of the date of such Advance.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants as follows:

     4.1 ORGANIZATION, STANDING AND QUALIFICATION. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The

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Company has all requisite power and authority to enter into and perform all of its obligations under the Documents, to issue and perform all of its obligations under the Note and the Warrant and to carry out the transactions contemplated hereby and thereby.

     4.2 AUTHORIZATION OF AGREEMENT AND OTHER DOCUMENTS. The Company has taken all corporate actions necessary to authorize it to enter into and perform all of its obligations under the Documents to which it is a party, to issue and perform all of its obligations under the Note and the Warrant and to consummate the transactions contemplated hereby and thereby. The Documents and the Note and the Warrant are legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms.

     4.3 NO VIOLATION. Neither the execution or delivery of the Documents nor the issuance or delivery of the Note or the Warrant nor the performance by the Company of its obligations under the Documents or the Note or the Warrant nor the consummation of the transactions contemplated hereby and thereby, will (a) violate any provision of the certificate of incorporation and bylaws of the Company; (b) violate any statute, law, rule or regulation or any judgment, order, regulation or rule of any court or governmental authority to which the Company or any of its properties may be subject; (c) permit or cause the acceleration of the maturity of any debt or obligation of the Company; or (d) violate, or be in conflict with, or constitute a default under, or permit the termination of or require the consent of any Person under, or result in the creation of any Lien upon any property of the Company under, any mortgage, indenture, loan agreement, note, debenture or other agreement for borrowed money or any other agreement to which the Company is a party or by which the Company or its properties may be bound.

     4.4 USE OF PROCEEDS. The net proceeds from the Advances hereunder will be used for operating the Company's business and such other lawful purposes as the Company shall determine.

     4.5 FINANCIAL STATEMENTS. The books of account and related records of the Company fairly reflect in all material respects and reasonable detail all of the assets, liabilities and transactions of the Company in accordance with generally accepted accounting principles. The audited balance sheet of the Company as at September 30, 1997, and the audited statement of income for the fiscal year then ended as well as the unaudited balance sheet of the Company as at March 31, 1998, and the unaudited statement of income for the six months ended March 31, 1998, as delivered to the Lender, are in accord with the books and records of the Company and present fairly in all material respects the financial condition and results of operations of the Company as at September 30, 1997 and March 31, 1998, respectively, and for the periods therein referred to, in accordance with generally accepted accounting principles. Since March 31, 1998, the Company has not suffered any material adverse change in its properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise).

     4.6 FULL DISCLOSURE. None of the Documents or any document contemplated hereby or thereby, or the financial statements referred to in Section 4.5 contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made not misleading.

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     4.7  LITIGATION.  There is no action, proceeding or investigation pending, or to the knowledge of the Company after due inquiry, threatened, against or affecting the Company in any court or before any governmental authority or arbitration board or tribunal, foreign or domestic, and there is no such action pending to restrain, enjoin, prevent the consummation of or otherwise challenge any of the Documents or the issuance of the Note or the Warrant or the other transactions contemplated hereby or thereby. The Company is not subject to any judgment, order, decree, rule or regulation of any court, governmental authority or arbitration board or tribunal.

     4.8 TITLE TO AND CONDITION OF PROPERTIES. Except for the Permitted Liens, the Company has good and marketable title to all assets used in its business free and clear of all Liens. The Company enjoys peaceful and undisturbed possession under all leases to which it is a party as lessee. All leases and other agreements to which the Company is a party are valid and binding and in full force and effect, no default has occurred or is continuing thereunder and no consent need be obtained from any Person in respect of any such lease or agreement in connection with the transactions contemplated hereby. All tangible assets, plants and facilities of the Company are in acceptable condition and repair and are proper for the uses to which they are being put; and none of such facilities and assets is in need of maintenance or repair, except for routine maintenance and repair.

     4.9 TAXES. All tax returns required to be filed by the Company have been filed, and all taxes, assessments, fees and other charges due or claimed to be due from the Company which are due and payable have been paid. The Company does not know of any actual or proposed additional tax assessments for any fiscal period against the Company or of any basis therefor. None of the Company's tax returns are under audit, and no waivers of the statute of limitations or extensions of time with respect to any tax returns have been granted by the Company.

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF THE LENDER

     The Lender hereby represents and warrants that:

     5.1 PURCHASE ENTIRELY FOR OWN ACCOUNT. The Note and the Warrant will be acquired and the Warrant Shares that the Lender may purchase upon exercise of the Warrant will be acquired for investment for the Lender's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. The Lender has no present intention of selling, granting any participation in, or otherwise distributing the same.

     5.2 DISCLOSURE OF INFORMATION. The Lender believes he has received all the information he considers necessary or appropriate for deciding whether to acquire the Note and the Warrant and/or purchase the Warrant Shares. The Lender has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Note, Warrant and the Warrant Shares.

     5.3 INVESTMENT EXPERIENCE. The Lender is an investor in securities of companies in the development stage and acknowledges that he is able to fend for himself, and bear the economic risk of his investment and has such knowledge and experience in financial or business

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matters that he is capable of evaluating the merits and risks of the investment in the Note, the Warrant and the Warrant Shares.

     5.4 RESTRICTED SECURITIES. The Lender understands that the Note, the Warrant and the Warrant Shares are "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "ACT") only in certain limited circumstances. In this connection, the Lender represents that he is familiar with Rule 144 promulgated under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     5.5 LEGENDS. The Lender acknowledges that the Note, the Warrant and the certificates evidencing the Warrant Shares may bear one or all of the following legends:

          (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933 AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER."

          (b)  Any legend required by the laws any applicable state.

SECTION 6.  COVENANTS OF THE COMPANY

     So long as any obligations under the Note remain unpaid and outstanding, the Company covenants and agrees for the benefit of the Lender as follows:

     6.1 LIMITATION ON RESTRICTED PAYMENTS AND ADDITIONAL INDEBTEDNESS. The Company shall not, directly or indirectly: (a) declare or pay any dividend or make any distribution in respect of any capital stock; or (b) purchase, redeem or otherwise acquire or retire for value any capital stock. The Company will not, directly or indirectly, create, incur, guarantee or otherwise become or remain directly or indirectly liable with respect to any Indebtedness other than
(a) Indebtedness reflected on the balance sheet of the Company as of March 31, 1998, (b) the Indebtedness represented by the Note, (c) the Senior Indebtedness,
(d) up to $2,000,000 in the aggregate in other Indebtedness at any time outstanding, and (e) such other Indebtedness approved in writing by the Lender.

     6.2 RESTRICTIONS ON LIENS. The Company will not create or suffer to exist any Liens upon any assets of the Company, other than the Permitted Liens.

     6.3 COMPLIANCE WITH LAWS. The Company shall comply in all material respects with all statutes, ordinances, rules, regulations, judgements, orders and directives to which it is subject, and obtain and keep in effect in all material respects all licenses, permits, franchises and other governmental authorizations as to the ownership or operation of its properties or the

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conduct of its businesses.  The Company shall pay prior to delinquency all taxes, assessments and governmental levies.

     6.4 NO MERGER, ETC. The Company shall not consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets to, any Person.

     6.5 INSURANCE. The Company shall maintain liability, casualty and other insurance with reputable insurers in such amounts and against such risks as is carried by responsible companies engaged in similar businesses and owning similar assets.

SECTION 7.  COVENANTS OF THE LENDER

     7.1 SUBORDINATION. The Lender agrees to subordinate the payment of all obligations by the Company under the Note to the Company's obligations under any Senior Indebtedness and any seller financing in connection with a strategic acquisition by the Company, on such reasonable terms and conditions as are required by the lender of such Senior Indebtedness.

SECTION 8.  INDEMNIFICATION AND CONTRIBUTION

     8.1 INDEMNIFICATION. The Company hereby agrees, without limitation as to time, to indemnify the Lender and its agents and Affiliates (collectively, the "INDEMNIFIED PARTIES") against, and hold him harmless from, all loss, claims, damages, liabilities, costs (including the costs of preparation and attorneys' fees and expenses) (collectively, "LOSSES") incurred by him and arising out of or in connection with this Agreement or the other Documents or the transactions contemplated hereby or thereby (or any other document or instrument executed herewith or pursuant hereto or thereto), whether or not any Indemnified Party is a formal party to any proceeding, other than to the extent, and only to the extent, that any Losses directly result from action on the part of any Indemnified Party which is finally determined to constitute either gross negligence or willful misconduct. The Company agrees to reimburse any Indemnified Party promptly for all such Losses as they are incurred by such Indemnified Party. The obligations of the Company to each Indemnified Party hereunder shall be separate obligations and the Company's liability to any such Indemnified Party hereunder shall not be extinguished solely because any other Indemnified Party is not entitled to indemnity hereunder. The obligations of the Company under this Section 8.1 shall survive the payment or prepayment of the Note, at maturity, upon acceleration, redemption or otherwise, any transfer of the Note by the Lender, and the termination of this Agreement and the other Documents.

     8.2 PROCEDURE FOR INDEMNIFICATION. In case any action shall be brought against any Indemnified Party with respect to which indemnity may be sought against the Company hereunder, such Indemnified Party shall promptly notify the Company in writing and it shall, if it so desires, assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party and payment of all reasonable fees and expenses. The failure to so notify the Company shall not affect any obligation it may have to any Indemnified Party under this letter or otherwise except to the extent the Company is materially adversely affected by such failure. Each Indemnified Party shall have the right to employ separate counsel in such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless: (i) the Company has agreed in writing to

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pay such expenses; or (ii) the Company has failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include any Indemnified Party and the Company, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are inconsistent with or additional to those available to the Company, PROVIDED that, if such Indemnified Party notifies the Company in writing that it elects to employ separate counsel in the circumstances described in clauses (i), (ii) or (iii) above, the Company shall not have the right to assume the defense of such action or proceeding. The Company shall not be liable for any settlement of any such action affected without its written consent (which shall not be unreasonably withheld). The Company agrees that it will not, without the Indemnified Party's prior consent, which shall not be unreasonably withheld, settle or compromise any pending or threatened claim, action or suit in respect of which indemnification or contribution may be sought hereunder unless the foregoing contains an unconditional release of the Indemnified Parties from all liability and obligation arising therefrom.

     8.3  CONTRIBUTION.  If the indemnification provided for in Sections 8.1 and
8.2 is unavailable to any Indemnified Party in respect of any Losses referred to therein, then the Company, in lieu of indemnifying such Persons, shall contribute to the amount paid or payable by such Persons as a result of such Losses in such proportion as is appropriate to reflect the fault of the Company, and the Lender and the other Indemnified Parties in connection with the actions which resulted in such Losses as well as any other relevant equitable considerations. The amount paid or payable by any such Person as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Sections 8.1 and 8.2, any legal or other fees or expenses reasonably incurred by such Person in connection with any investigation, lawsuit or legal or administrative action or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph.

SECTION 9.  DEFAULTS AND REMEDIES

     9.1  EVENTS OF DEFAULT.  An "EVENT OF DEFAULT" occurs if:

          (a) the Company defaults in the payment of any principal on the Note when the same becomes due and payable;

          (b) the Company defaults in the payment of interest on the Note when the same becomes due and payable and the Default continues for a period of five days after notice thereof to the Company;

          (c) the Company fails to comply in any material respect with any of the agreements, covenants, or provisions of this Agreement, the Note, or the Documents and the Default continues for a period of 30 days after notice thereof to the Company;

          (d) if any of the representations or warranties of the Company made in or in connection with any of the Documents are untrue in any material respect as of the date such representations and warranties are made;

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

          (e) an event of default occurs under any material loan agreement, note, mortgage, indenture or instrument under which there may be issued or by which there may be acquired or evidenced any material Indebtedness of the Company, whether such Indebtedness now exists or shall be created hereafter; and the obligation to pay such Indebtedness is accelerated by the lender thereof;

          (f) a final judgment or final judgments for the payment of money in an amount in excess of $100,000 are entered by a court of competent jurisdiction against the Company and such judgment remains undischarged for a period of 30 days;

          (g) the Company pursuant to or within the meaning of any bankruptcy law or any similar federal or state law (1) commences a voluntary action, (2) consents to the entry of an order for relief against it in an involuntary case,
(3) consents to the appointment of any custodian, receiver, trustee, assignee, liquidator or similar official of the Company or for all or substantially all of its property, (4) makes a general assignment for the benefit of its creditors, or (5) generally is unable to pay its debts as the same become due; or

          (h) a court of competent jurisdiction enters an order or decree under any bankruptcy law or any similar federal of state law that: (1) is for relief against the Company in an involuntary case against it, (2) appoints any custodian, receiver, trustee, assignee, liquidator or similar official of the Company or for all or substantially all of its property, or (3) grants the liquidation of the Company, and the order or decree remains unstayed and in effect for 30 days.

     9.2 ACCELERATION OF NOTE. If an Event of Default (other than an Event of Default described in clauses (g) and (h) of Section 9.1) occurs and is continuing, the Lender by notice to the Company, may declare the unpaid principal of and any accrued interest on the Note to be due and payable. Immediately upon such declaration, the principal and interest shall be due and payable. If an Event of Default described in clause (g) or (h) of Section 9.1 occurs, all principal and interest shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Lender.

     9.3 OTHER REMEDIES. If an Event of Default occurs and is continuing, the Lender may pursue any available remedy to collect the payment of principal or interest on the Note or to enforce the performance of any provision of the Note or this Agreement. A delay or omission by the Lender exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

     9.4 WAIVER OF PAST DEFAULTS. The Lender by written notice to the Company may waive an existing Default or Event of Default and its consequences.

     9.5 EXPENSES AND FEES. The Company agrees to promptly pay all reasonable fees, costs and expenses (including attorneys' fees) incurred by the Lender prior to execution of this Agreement (up to a maximum of $1000) in connection with the preparation, review and negotiation of this Agreement, the Note, the Warrant or the other Documents. In addition, the Company agrees to promptly pay all reasonable fees, costs and expenses (including attorneys'

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fees) incurred by the Lender in any action to enforce this Agreement, the
Note, the Warrant or the other Documents or to collect any payments due from the Company under this Agreement, the Note, the Warrant or the other Documents.

SECTION 10.  MISCELLANEOUS

     10.1 NOTICES. All notices and other communications provided for or permitted hereunder shall be made by hand delivery, first class mail, telecopier, or overnight air courier guaranteeing next day delivery (a) if to the Lender, at his address set forth on the signature page; or (b) if to the Company, at its address set forth on the signature page. Any such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. The parties may change the addresses to which notices are to be given by giving five days' prior notice of such change in accordance herewith.

     10.2 COUNTERPARTS; HEADINGS; ENTIRE AGREEMENT; SEVERABILITY; SUCCESSORS AND ASSIGNS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement, together with the other Documents and the Note, are intended by the parties as a complete statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions or undertakings, other than those set forth or referred to herein and therein. This Agreement, together with the other Documents and the Note, supersedes all prior agreements and understandings between the parties with respect to such subject matter. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all rights and privileges of the Lender shall be enforceable to the fullest extent permitted by law. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

     10.3 AMENDMENT AND WAIVER. This Agreement may be amended, modified or supplemented, and waivers or consents to departure from the provisions hereof may be granted provided that the same are in writing and signed by the Company and the Lender.

     10.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Oregon.

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

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first set forth above.


                              THE COMPANY

                              EIP MICROWAVE, INC.
                              1745 McCandless Drive
                              Milpitas, CA 95035-8024
                              Fax Number:  (408) 945-6312



                              By:  /s/ J. BRADFORD BISHOP
                                   -------------------------------------
                                   J. Bradford Bishop
                                   Chairman and Chief Executive Officer

                              THE LENDER


                              /s/ JAMES N. CUTLER, JR.
                              --------------------------------
                              James N. Cutler, Jr.
                              6950 S.W. Hampton Street
                              Suite 200
                              Portland, OR 97223
                              Fax Number:  (503) 624-0115


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